UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K Amendment No.

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 21, 2013

BOOMERANG SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-10176	22-2306487
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 B Vreeland Road, Florham Park, NJ 07932
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(973) 538-1194

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On April 21, 2013, Boomerang MP Holdings Inc., a subsidiary of Boomerang Systems, Inc., terminated its joint venture agreement with Stokes Industries USA, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOMERANG SYSTEMS, INC.

Date:	May 2, 2013	By:	/s/ Mark R. Patterson
Mark R. Patterson
Chief Executive Officer